UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2007

The New York Times Company

(Exact name of Registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

229 West 43rd Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the June 21, 2007, meeting of the Board of Directors (the “Board”) of The New York Times Company (the “Company”), the Board approved and adopted an amendment to the Certificate of Incorporation of the Company (the “Amendment”).  The Amendment amends Article Sixth of the Company’s Certificate of Incorporation to reflect a change of address of the Company’s principal office, which will be relocated to 620 Eighth Avenue, New York, NY 10018, effective as of July 1, 2007.  A Certificate of Amendment effecting the Amendment was submitted to the New York Department of State on June 22, 2007.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 to this Form 8-K, and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1	Certificate of Amendment of the Certificate of Incorporation of The New York Times Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: June 22, 2007	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and
Corporate Governance Officer

Exhibit List

Exhibit 3.1	Certificate of Amendment of the Certificate of Incorporation of The New York Times Company